                                             UAM Funds
                                             Funds for the Informed Investor(SM)



The NWQ Portfolios
Semi-Annual Report                                                April 30, 1999




                                                [LOGO OF UAM FUNDS APPEARS HERE]

UAM FUNDS                                                     THE NWQ PORTFOLIOS
                                                     APRIL 30, 1999
                                                     (Unaudited)
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholders' Letter........................................................   1
Portfolio of Investments
  Balanced..................................................................   5
  Special Equity............................................................   9
Statement of Assets and Liabilities.........................................  12
Statement of Operations.....................................................  13
Statement of Changes in Net Assets
  Balanced..................................................................  14
  Special Equity............................................................  15
Financial Highlights
  Balanced..................................................................  16
  Special Equity............................................................  18
Notes to Financial Statements...............................................  19

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

UAM FUNDS                                                    THE NWQ PORTFOLIOS

-------------------------------------------------------------------------------

May 1999

Dear Shareholders:

During the six months ended April 30, 1999, U.S. financial markets recovered strongly from last summer's nearly 20% decline, reaching and surpassing the milestone of 10000 on the Dow Jones Average. This performance reflects in-creased investor confidence that 1998's emerging economy crisis is over and that stronger world growth will likely resume in the period ahead.

NWQ Balanced Portfolio

During the six months ended April 30, 1999, the NWQ Balanced Portfolio Insti-tutional Class Shares gained 5.33% and Institutional Service Class Shares gained 5.15% versus the Lipper Balanced Funds Index return of 12.79% and 13.57% for the composite balanced index composed of 60% S&P 500 Index, 30% Lehman Brothers Government/Corporate Index, and 10% Salomon Brothers 3-Month Treasury Bills Average. The individual benchmark returns were 22.31% S&P 500 Index, (0.12)% Lehman Brothers Government/Corporate Index, and 2.23% Salomon Brothers 3-Month Treasury Bills Average.

Performance for the NWQ Balanced Portfolio, while behind its benchmark, has recently improved strongly, reflecting the beginning of a stock market rota-tion from large growth oriented stocks to value and cyclical companies. During 1998 growth stocks outperformed value stocks by the largest margin on record which pushed the valuation disparity between growth and value stocks to an ex-treme. This set the stage for a dramatic recovery of value stocks once the necessary catalysts were present. As investors became increasingly confident of a recovery for the rest of the world and saw signs of corporate profits strengthening, a dramatic rotation into value stocks started in March and April of 1999.

Within the Portfolio, many of the strongest performers were those holdings most negatively impacted by Asian Flu concerns. These include energy service, machinery, and banks. The undervaluation of many of the portfolio's holdings was also reflected in three announced takeovers at substantial premiums to trading levels prior to the announced bids. Bond holdings, which are U.S. Treasuries and Agencies, while strong performers last year, have been under pressure as interest rates have risen in 1999. We believe U.S. Treasuries near 6% are very attractive and expect interest rates to decline in the second half of 1999.

As of April 30, 1999 the Portfolio held (as a percent of market value) 50.4% equities, 47.4% fixed income, and 2.2% cash equivalents.

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UAM FUNDS                                                    THE NWQ PORTFOLIOS
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NWQ Special Equity Portfolio

Notwithstanding a market environment that favored growth and large capitaliza-tion technology stocks, the NWQ Special Equity Portfolio performed strongly for the six months ended April 30, 1999, with Institutional Class shares gain-ing 23.97% and Institutional Service Class Shares gaining 23.63%. Results com-pared favorably with the overall market (S&P 500 Index) return of 22.31%, while significantly outperforming the S&P MidCap 400 Index return of 18.84%. Calendar year-to-date, with a return of 16.22% for the Service Class and 16.46% for the Institutional Class, the Special Equity Portfolio substantially outperformed the S&P 500 Index return of 9.04% and S&P MidCap 400 Index of 1.00%.

The Portfolio's performance was driven by strong individual stock selection as well as a concentration in certain selective areas, particularly telecommuni-cations and media. Consolidation in the cable industry continued unabated as witnessed by Comcast Corp. and AT&T's competing bids for MediaOne Group, one of the largest holdings in the Portfolio. Olivetti and Mannesman also took over Cellular Communications International during the period. Since the begin-ning of 1998, this stock had appreciated nearly 160 percent in the Portfolio. Our investments in NTL Inc., CoreComm, Inc., Cellular Communications of Puerto Rico, Telephone & Data Systems, and AT&T Liberty Media have appreciated hand-somely as some of the catalysts we had identified early on continued to propel their valuations higher. The financial services sector outperformed given sta-ble interest rates, consolidation savings and continued merger activity. High-lighted holdings in this area include BankAmerica Corp., Chase Manhattan Corp. and Provident Companies, which is awaiting regulatory approval for its planned merger with UNUM Corp.

Other notable investments include Circus Circus Enterprises, Case Corp., Lear Corp., and Hasbro, which continues to benefit from their broad product line including Furbies and Star Wars merchandise. Our energy investments have con-tributed to performance recently as oil prices have rebounded due to OPEC pro-duction cutbacks and lower inventory levels. Our holdings in Philip Morris and Loews Corp. performed poorly given some negative judgments regarding tobacco liability. However, we feel both companies offer absolutely compelling valua-tions.

The NWQ Special Equity Portfolio strategy continues to focus on undervalued securities where there are catalysts present or developing, such as management restructuring or industry consolidation, to improve profitability and recog-nize value. As of April 30, 1999 the portfolio held (as a percent of market value) 89.9% equities and 10.1% cash equivalents.

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UAM FUNDS                                                    THE NWQ PORTFOLIOS
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Market Outlook

As a value manager, NWQ recognizes that there will be periods when the "value style" does not attract the marginal dollars flowing into the market. Value investing, by its very nature, does not offer instant excitement. While we have just been through one of the worst periods for value investors in the last quarter century, there are some signs that the pendulum may be swinging back in favor of value. During 1998, growth stocks outperformed value stocks by the largest margin on record, which pushed the valuation disparity between growth and value stocks to an extreme. This set the stage for a dramatic re-covery of value stocks once the necessary catalysts were present. As investors became increasingly confident of a recovery for the rest of the world and saw signs of corporate profits strengthening, a dramatic rotation into value stocks started in March and April of 1999.

Is this change in stock market leadership temporary or the beginning of a pe-riod of better performance for the value style? Over the last several business cycles growth has outperformed value during periods when economic conditions deteriorate. The global crisis environment that prevailed in 1998 clearly fed investors' appetite for mega-cap growth stocks. What will be the catalyst for a shift back to value? In past cycles, investors have gravitated towards value stocks 6-12 months ahead of an anticipated turn in earnings growth. Today, such a turn would very likely come with an improved outlook for world growth and corporate pricing power. The unprecedented number of central bank interest rate easings (i.e. over 137 easings since last October, including 32 in April alone) has contributed to global stability, creating liquidity and eventually, an environment for increased global growth and earnings. Also, history has shown that periods of investment style outperformance have frequently ended with an acceleration or blow-off in relative performance. Given the record relative performance for growth stocks in 1998 and the recent gains in value stocks, it is becoming more probable that value investing is coming back into favor.

As a value manager, we place great emphasis on the valuation measures of the stocks in which we invest--measures that historically have provided a safety margin with less risk than the growth style. Nevertheless, as long-term value investors we recognize that it is not uncommon to experience periods when our value style underperforms. Hopefully this period of underperformance is coming to an end.

Sincerely,

NWQ Investment Management Co.

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 The investment results presented in the Adviser's letter represent past per-
formance and should not be construed as a guarantee of future results. A Port-
  folio's performance assumes the reinvestment of all dividends and distribu-
                                    tions.
 There are no assurances that a Portfolio will meet its stated objectives. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
 A Portfolio's holdings are subject to change because it is actively managed. Portfolio changes should not be considered recommendations for action by indi-
                               vidual investors.

                     Definition of the Comparative Indices

Lehman Government/Corporate Index is an unmanaged fixed income market value-weighted index that combines the Government and Corporate Bond Indices, in-cluding U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million of U.S. government is-sues and $25 million for others. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

Lipper Balanced Fund Index is an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all time a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

Salomon Smith Barney Three-Month T-Bill Average is the average for all trea-sury bills for the previous three-month period.

Salomon Smith Barney Three-Month U.S. Treasury Bill Index is a return equiva-lent yield average based on the last three 3-month Treasury bill issues.

Standard & Poors' MidCap 400 Index consists of 400 domestic stocks chosen for market size (medium market capitalization of approximately $700 million), li-quidity, and industry group representation. It is a market-value weighted in-dex with each stock affecting the index in proportion to its market value.

Standard & Poors' 500 Stock Index is an unmanaged index composed of 400 indus-trial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks.
    The comparative indices assume reinvestment of dividends and, unlike a Portfolio's returns, do not reflect any fees or expenses. If such fees were reflected in the comparative indices' return, the performance would have been lower.
      Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                                 NWQ BALANCED PORTFOLIO
                                             APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 50.2%

                                                         Shares       Value+
                                                       ----------- ------------

AEROSPACE & DEFENSE - 2.5%
 Lockheed Martin Corp. ...............................       6,400 $    275,600
 Sundstrand Corp. ....................................       3,800      272,650
                                                                   ------------
                                                                        548,250
                                                                   ------------

AUTOMOTIVE - 0.5%
 *Delphi Automotive Systems Corp. ....................       6,000      116,625
                                                                   ------------

BASIC MATERIALS - 2.1%
 Air Products & Chemical, Inc. .......................       3,300      155,100
 Praxair, Inc. .......................................       6,000      310,500
                                                                   ------------
                                                                        465,600
                                                                   ------------

CAPITAL EQUIPMENT - 3.5%
 Case Corp. ..........................................       6,100      211,213
 Deere & Co. .........................................       3,000      129,000
 Foster Wheeler Corp. ................................       3,200       43,200
 Ingersoll-Rand Co. ..................................       4,550      314,803
 Kennametal, Inc. ....................................       2,500       66,406
                                                                   ------------
                                                                        764,622
                                                                   ------------

CONSUMER DISCRETIONARY - 7.1%
 American Greetings Corp., Class A....................       4,500      117,844
 *Federated Department Stores, Inc. ..................       5,000      233,437
 Fortune Brands, Inc. ................................       5,800      229,100
 Maytag Corp. ........................................       2,200      150,425
 *MediaOne Group, Inc. ...............................       6,500      530,156
 Time Warner, Inc. ...................................       4,100      287,000
                                                                   ------------
                                                                      1,547,962
                                                                   ------------

CONSUMER STAPLES - 2.5%
 Philip Morris Cos., Inc. ............................       9,200      322,575
 RJR Nabisco Holdings Corp. ..........................       8,000      206,000
                                                                   ------------
                                                                        528,575
                                                                   ------------

ELECTRONICS - 3.0%
 Emerson Electric Co. ................................       5,000      322,500
 Grainger (W.W.), Inc. ...............................       6,500      326,219
                                                                   ------------
                                                                        648,719
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 NWQ BALANCED PORTFOLIO
                                             APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


 COMMON STOCKS - continued
                                                         Shares       Value+
                                                       ----------- ------------

 ENERGY - 6.1%
  Halliburton Co. ....................................      11,600 $    494,450
  *Noble Drilling Corp. ..............................      13,200      259,050
  *Ocean Energy, Inc. ................................      17,930      166,973
  Transocean Offshore, Inc. ..........................       3,000       89,062
  *Weatherford International, Inc. ...................       9,000      304,875
                                                                   ------------
                                                                      1,314,410
                                                                   ------------

 ENVIRONMENT CONTROLS - 1.6%
  Waste Management, Inc. .............................       6,000      339,000
                                                                   ------------

 FINANCIAL SERVICES - 10.5%
  Allstate Corp. .....................................       6,500      236,438
  BankAmerica Corp. ..................................       3,000      216,000
  Bear Stearns Cos., Inc. ............................       3,221      150,179
  Chase Manhattan Corp. ..............................       3,000      248,250
  Citigroup, Inc. ....................................       1,500      112,875
  First Union Corp. ..................................       9,000      498,375
  *Highlands Insurance Group, Inc. ...................         145        1,595
  Household International, Inc. ......................       4,800      241,500
  Provident Cos., Inc. ...............................       3,000      118,125
  Wells Fargo Co. ....................................      11,000      475,062
                                                                   ------------
                                                                      2,298,399
                                                                   ------------

 HEALTH CARE - 3.8%
  Aetna, Inc. ........................................       3,800      333,212
  CIGNA Corp. ........................................       3,000      261,563
  Columbia/HCA Healthcare Corp. ......................       9,800      241,938
                                                                   ------------
                                                                        836,713
                                                                   ------------

 MULTI-INDUSTRY - 1.4%
  Loews Corp. ........................................       4,300      314,706
                                                                   ------------

 TECHNOLOGY - 3.8%
  Texas Instruments, Inc. ............................       4,000      408,500
  Thomas & Betts Corp. ...............................       3,500      147,000
  Xerox Corp. ........................................       4,800      282,000
                                                                   ------------
                                                                        837,500
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 NWQ BALANCED PORTFOLIO
                                             APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


 COMMON STOCKS - continued
                                                         Shares       Value+
                                                       ----------- ------------

 TRANSPORTATION - 0.7%
  Delta Air Lines, Inc. ..............................       2,500 $    158,594
                                                                   ------------

 UTILITIES - 1.1%
  Unicom Corp. .......................................       6,000      232,875
                                                                   ------------
  TOTAL COMMON STOCKS (Cost $9,023,248)...........................   10,952,550
                                                                   ------------

 PREFERRED STOCKS - 0.0%
 HEALTH CARE - 0.0%
  *Fresenius Medical Care AG, Class D (Cost $79)......         800           23
                                                                   ------------

 U.S. GOVERNMENT SECURITIES - 47.3%

                                                          Face
                                                         Amount
                                                       -----------

 FEDERAL NATIONAL MORTGAGE ASSOCIATION - 13.9%
  6.00%, 5/15/08...................................... $ 3,000,000    3,023,307
                                                                   ------------

 U.S. TREASURY BONDS - 25.3%
  10.375%, 11/15/12...................................   3,400,000    4,477,375
  6.25%, 8/15/23......................................   1,000,000    1,041,250
                                                                   ------------
                                                                      5,518,625
                                                                   ------------

 U.S. TREASURY NOTES - 8.1%
  8.00%, 8/15/99......................................      25,000       25,234
  6.375%, 8/15/02.....................................     200,000      206,750
  5.875%, 2/15/04.....................................     500,000      512,813
  6.00%, 2/15/26......................................   1,000,000    1,012,813
                                                                   ------------
                                                                      1,757,610
                                                                   ------------
  TOTAL U.S. GOVERNMENT SECURITIES (Cost $10,315,769).............   10,299,542
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                NWQ BALANCED PORTFOLIO
                                             APRIL 30, 1999 (Unaudited)
-------------------------------------------------------------------------------


 SHORT-TERM INVESTMENT - 2.2%

                                                         Face
                                                        Amount       Value+
                                                      ----------- ------------

 REPURCHASE AGREEMENT - 2.2%
  Chase Securities, Inc. 4.87%, dated 4/30/99, due
   5/3/99, to be repurchased at $485,197,
   collateralized by $448,524 of various U.S.
   Treasury Notes, 5.50%-7.00%, due 5/15/06- 5/15/08,
   valued at $485,018 (Cost $485,000)................ $   485,000 $    485,000
                                                                  ------------
  TOTAL INVESTMENTS - 99.7% (Cost $19,824,096)(a)................   21,737,115
                                                                  ------------
  OTHER ASSETS AND LIABILITIES (NET) - 0.3%......................       63,881
                                                                  ------------
  NET ASSETS - 100%.............................................. $ 21,800,996
                                                                  ============

+  See Note A to Financial Statements.
*  Non-Income Producing Security
(a) The cost for Federal income tax purposes was $19,824,096. At April 30, 1999, net unrealized appreciation for all securities based on tax cost was $1,913,019. This consisted of aggregate gross unrealized appreciation for all securities of $2,997,819, and gross unrealized depreciation for all securities of $1,084,800.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
                                       APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 89.9%
                                                          Shares       Value+
                                                        ----------- ------------

 BASIC MATERIALS - 3.0%
  Praxair, Inc.........................................   14,000     $  724,500
                                                                     ----------

 BROADCASTING & PUBLISHING - 3.0%
  * @Entertainment, Inc................................   17,000        151,937
  E.W. Scripps Co., Class A (The)......................   11,500        575,000
                                                                     ----------
                                                                        726,937
                                                                     ----------

 CAPITAL EQUIPMENT - 1.9%
  Case Corp. ..........................................   13,000        450,125
                                                                     ----------

 CONSUMER DISCRETIONARY - 20.2%
  Alberto-Culver Co., Class A..........................    9,500        214,938
  *AT&T Corp. - Liberty Media Group, Class A...........   15,619        997,664
  *Circus Circus Enterprises, Inc. ....................   17,500        368,594
  *Cox Communications, Inc., Class A...................    8,000        635,000
  Ford Motor Co. ......................................    8,800        562,650
  Hasbro, Inc. ........................................   18,500        631,312
  *Lear Corp. .........................................   14,000        642,250
  *MediaOne Group, Inc. ...............................   10,000        815,625
                                                                     ----------
                                                                      4,868,033
                                                                     ----------

 CONSUMER STAPLES - 2.7%
  Philip Morris Cos., Inc. ............................   18,800        659,175
                                                                     ----------

 ENERGY - 5.9%
  *BJ Services Co. ....................................   18,000        481,500
  *Ocean Energy, Inc. .................................   28,319        263,721
  Tosco Corp. .........................................   16,400        438,700
  Transocean Offshore, Inc. ...........................    8,075        239,726
                                                                     ----------
                                                                      1,423,647
                                                                     ----------

 ENVIRONMENT CONTROLS - 3.3%
  Waste Management, Inc. ..............................   14,000        791,000
                                                                     ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
                                       APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 COMMON STOCKS - continued
                                                         Shares       Value+
                                                       ----------- ------------

 FINANCIAL SERVICES - 25.6%
  BankAmerica Corp. ..................................       8,667 $    624,024
  Bank One Corp. .....................................      10,500      619,500
  Chase Manhattan Corp. ..............................       6,800      562,700
  First Union Corp. ..................................       9,500      526,063
  Hartford Financial Services Group, Inc. ............       8,900      524,544
  Heller Financial, Inc. .............................      18,000      488,250
  IndyMac Mortgage Holdings, Inc. ....................      26,000      429,000
  MGIC Investment Corp. ..............................       9,900      480,769
  Provident Cos., Inc. ...............................      17,400      685,125
  Torchmark Corp. ....................................      14,000      478,625
  UnionBanCal Corp. ..................................      12,000      409,500
  Waddell & Reed Financial, Inc., Class A.............      15,654      353,193
                                                                   ------------
                                                                      6,181,293
                                                                   ------------

 HEALTH CARE - 6.0%
  Aetna, Inc. ........................................       8,800      771,650
  Columbia/HCA Healthcare Corp. ......................      27,000      666,562
                                                                   ------------
                                                                      1,438,212
                                                                   ------------

 MULTI-INDUSTRY - 2.9%
  Loews Corp. ........................................       9,700      709,919
                                                                   ------------

 TECHNOLOGY - 2.4%
  *Quantum Corp. .....................................      20,000      357,500
  *Storage Technology Corp. ..........................      11,500      222,094
                                                                   ------------
                                                                        579,594
                                                                   ------------

 TELECOMMUNICATIONS - 13.0%
  *Cellular Communications of Puerto Rico.............      20,000      475,000
  *CoreComm, Inc. ....................................      22,000    1,025,750
  *NTL, Inc. .........................................      12,000      914,250
  Telephone & Data Systems, Inc. .....................      12,000      718,500
                                                                   ------------
                                                                      3,133,500
                                                                   ------------
  TOTAL COMMON STOCKS (Cost $17,925,924)..........................   21,685,935
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          NWQ SPECIAL EQUITY PORTFOLIO
                                       APRIL 30, 1999 (Unaudited)
-------------------------------------------------------------------------------


 SHORT-TERM INVESTMENT - 10.1%

                                                        Face
                                                       Amount       Value+
                                                     ----------- ------------

 REPURCHASE AGREEMENT - 10.1%
  Chase Securities, Inc. 4.87%, dated 4/30/99, due
   5/3/99, to be repurchased at $2,450,994
   collateralized by $2,265,742 of various U.S.
   Treasury Notes, 5.50%-7.00%, due 5/15/06-5/15/08,
   valued at $2,450,092 (Cost $2,450,000)........... $ 2,450,000 $  2,450,000
                                                                 ------------
  TOTAL INVESTMENTS - 100.0% (COST $20,375,924)(a)..............   24,135,935
                                                                 ------------
  OTHER ASSETS AND LIABILITIES (NET) - 0.0%.....................       (6,523)
                                                                 ------------
  NET ASSETS - 100%............................................. $ 24,129,412
                                                                 ============

+  See Note A to Financial Statements.
*  Non-Income Producing Security
(a) The cost for Federal income tax purposes was $20,375,924. At April 30, 1999, net unrealized appreciation for all securities based on tax cost was $3,760,011. This consisted of aggregate gross unrealized appreciation for all securities of $4,794,052, and gross unrealized depreciation for all securities of $1,034,041.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      THE NWQ PORTFOLIOS
                                                      APRIL 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

 STATEMENT OF ASSETS AND LIABILITIES
                                                         NWQ          NWQ
                                                      Balanced   Special Equity
                                                      Portfolio    Portfolio
                                                     ----------- --------------
 Assets
 Investments, at Cost............................... $19,824,096  $20,375,924
                                                     ===========  ===========
 Investments, at Value (including Repurchase
  Agreements of $485,000 and $2,450,000,
  respectively)..................................... $21,737,115  $24,135,935
 Cash...............................................         428          401
 Interest Receivable................................     280,321          331
 Dividends Receivable...............................       9,350       22,001
 Other Assets.......................................       2,277          117
                                                     -----------  -----------
  Total Assets......................................  22,029,491   24,158,785
                                                     -----------  -----------
 Liabilities
 Payable for Investments Purchased..................     204,614          --
 Payable for Investment Advisory Fees (Note B)......       1,893        8,276
 Payable for Administrative Fees (Note C)...........       9,522        8,009
 Payable for Custodian Fees (Note D)................         --           299
 Payable for Distribution and Service Fees (Note
  E)................................................      10,029        1,928
 Payable for Directors' Fees (Note G)...............       1,492        1,354
 Other Liabilities..................................         945        9,507
                                                     -----------  -----------
  Total Liabilities.................................     228,495       29,373
                                                     -----------  -----------
 Net Assets......................................... $21,800,996  $24,129,412
                                                     ===========  ===========
 Net Assets Consist of:
 Paid in Capital.................................... $16,865,904  $20,687,826
 Undistributed Net Investment Income................      53,211       17,419
 Accumulated Net Realized Gain (Loss)...............   2,968,862     (335,844)
 Unrealized Appreciation............................   1,913,019    3,760,011
                                                     -----------  -----------
 Net Assets......................................... $21,800,996  $24,129,412
                                                     ===========  ===========
 Institutional Class Shares:
 Net Assets......................................... $ 1,704,286  $17,782,943
 Shares Issued and Outstanding ($0.001 par value)
  (Authorized 25,000,000)...........................     122,862    1,444,617
 Net Asset Value, Offering and Redemption Price Per
  Share.............................................      $13.87       $12.31
                                                          ======       ======
 Institutional Service Class Shares:
 Net Assets......................................... $20,096,710  $ 6,346,469
 Shares Issued and Outstanding ($0.001 par value)
  (Authorized 10,000,000)...........................   1,452,163      517,891
 Net Asset Value, Offering and Redemption Price Per
  Share.............................................      $13.84       $12.25
                                                          ======       ======

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   THE NWQ PORTFOLIOS
                                                        FOR THE SIX MONTHS ENDED
                                            APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 STATEMENT OF OPERATIONS
                                                       NWQ           NWQ
                                                    Balanced    Special Equity
                                                    Portfolio     Portfolio
                                                   -----------  --------------
 Investment Income
 Dividends........................................ $   120,078  $      123,409
 Interest.........................................     517,900          32,026
                                                   -----------  --------------
  Total Income....................................     637,978         155,435
                                                   -----------  --------------
 Expenses
 Investment Advisory Fees (Note B)................     114,927          87,728
 Administrative Fees (Note C).....................      69,051          51,777
 Distribution and Service Plan Fees (Note E):
  Institutional Service Class.....................      53,176          10,831
 Registration and Filing Fees.....................      10,384          11,447
 Audit Fees.......................................       8,585           6,544
 Account Services Fees (Note F)...................       6,733              86
 Printing Fees....................................       6,468           6,787
 Other Expenses...................................       4,975           2,741
 Custodian Fees (Note D)..........................       2,940           1,054
 Directors' Fees (Note G).........................       2,438           2,092
 Legal Fees.......................................       2,129           1,062
 Shareholder Servicing Fees.......................         328             696
 Account Services Fees Waived (Note F)............      (6,733)            (86)
 Investment Advisory Fees Waived (Note B).........     (54,523)        (49,384)
                                                   -----------  --------------
  Net Expenses Before Expense Offset..............     220,878         133,375
 Expense Offset (Note A)..........................         --              --
                                                   -----------  --------------
  Net Expenses After Expense Offset...............     220,878         133,375
                                                   -----------  --------------
 Net Investment Income............................     417,100          22,060
                                                   -----------  --------------
 Net Realized Gain (Loss) on Investments..........   2,969,400        (289,001)
 Net Change in Unrealized
  Appreciation/Depreciation on Investments........  (2,242,717)      4,851,302
                                                   -----------  --------------
 Total Net Gain on Investments....................     726,683       4,562,301
                                                   -----------  --------------
 Net Increase in Net Assets Resulting From
  Operations...................................... $ 1,143,783  $    4,584,361
                                                   ===========  ==============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 NWQ BALANCED PORTFOLIO
--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS

                                                       Six Months
                                                         Ended      Year Ended
                                                     April 30, 1999 October 31,
                                                      (Unaudited)      1998
                                                     -------------- -----------
 Increase (Decrease) In Net Assets
 Operations:
  Net Investment Income............................   $    417,100  $ 1,158,878
  Net Realized Gain................................      2,969,400    3,772,048
  Net Change in Unrealized
   Appreciation/Depreciation.......................     (2,242,717)  (3,774,818)
                                                      ------------  -----------
  Net Increase in Net Assets Resulting From
   Operations......................................      1,143,783    1,156,108
                                                      ------------  -----------
 Distributions:
 Net Investment Income:
  Institutional Class..............................       (114,141)    (311,634)
  Institutional Service Class......................       (399,187)    (804,116)
 Net Realized Gain:
  Institutional Class..............................       (862,901)    (427,967)
  Institutional Service Class......................     (2,898,598)  (1,286,672)
                                                      ------------  -----------
  Total Distributions..............................     (4,274,827)  (2,830,389)
                                                      ------------  -----------
 Capital Share Transactions (Note J):
 Institutional Class:
  Issued...........................................      3,026,576    7,377,290
  In Lieu of Cash Distributions....................        977,042      738,269
  Redeemed.........................................    (15,566,048)  (6,362,260)
                                                      ------------  -----------
  Net Increase (Decrease) from Institutional Class
   Shares..........................................    (11,562,430)   1,753,299
                                                      ------------  -----------
 Institutional Service Class:
  Issued...........................................      1,403,372    7,388,463
  In Lieu of Cash Distributions....................      3,297,785    2,090,788
  Redeemed.........................................    (23,899,782)  (7,983,595)
                                                      ------------  -----------
  Net Increase (Decrease) from Institutional
   Service Class Shares............................    (19,198,625)   1,495,656
                                                      ------------  -----------
  Net Increase (Decrease) from Capital Share
   Transactions....................................    (30,761,055)   3,248,955
                                                      ------------  -----------
  Total Increase (Decrease)........................    (33,892,099)   1,574,674
 Net Assets:
  Beginning of Period..............................     55,693,095   54,118,421
                                                      ------------  -----------
  End of Period (including undistributed net
   investment income of $53,211 and $149,439,
   respectively)...................................   $ 21,800,996  $55,693,095
                                                      ============  ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS

                                                  Six Months
                                                April 30, 1999   November 4,
                                                    Ended          1997* to
                                                 (Unaudited)   October 31, 1998
                                                -------------- ----------------
Increase (Decrease) In Net Assets
Operations:
 Net Investment Income.........................  $    22,060     $    21,108
 Net Realized Gain (Loss)......................     (289,001)         52,129
 Net Change in Unrealized
  Appreciation/Depreciation....................    4,851,302      (1,091,291)
                                                 -----------     -----------
 Net Increase (Decrease) in Net Assets
  Resulting From Operations....................    4,584,361      (1,018,054)
                                                 -----------     -----------
Distributions:
Net Investment Income:
 Institutional Class...........................      (25,749)            --
 Institutional Service Class...................          --              --
Net Realized Gain:
 Institutional Class...........................      (72,678)            --
 Institutional Service Class...................      (26,294)            --
                                                 -----------     -----------
 Total Distributions...........................     (124,721)            --
                                                 -----------     -----------
Capital Share Transactions (Note J):
Institutional Class:
 Issued........................................    1,206,873      15,803,298
 In Lieu of Cash Distributions.................       98,265
 Redeemed......................................     (973,323)       (370,338)
                                                 -----------     -----------
 Net Increase from Institutional Class Shares..      331,815      15,432,960
                                                 -----------     -----------
Institutional Service Class**:
 Issued........................................      354,185       5,204,484
 In Lieu of Cash Distributions.................       26,240             --
 Redeemed......................................     (210,338)       (451,520)
                                                 -----------     -----------
 Net Increase from Institutional Service Class
  Shares.......................................      170,087       4,752,964
                                                 -----------     -----------
 Net Increase from Capital Share Transactions..      501,902      20,185,924
                                                 -----------     -----------
Total Increase.................................    4,961,542      19,167,870
Net Assets:
 Beginning of Period...........................   19,167,870             --
                                                 -----------     -----------
 End of Period (including undistributed net
  investment income of $17,419 and $21,108,
  respectively)................................  $24,129,412     $19,167,870
                                                 ===========     ===========

 * Commencement of Operations
** Initial offering of Institutional Service Class Shares began on November 7,
   1997.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 NWQ BALANCED PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                               Institutional Class Shares
                              -----------------------------------------------------------------
                                Six Months
                                  Ended         Years Ended October 31,           August 2,
                              April 30, 1999 --------------------------------     1994** to
                               (Unaudited)    1998     1997     1996    1995   October 31, 1994
                              -------------- -------  -------  ------  ------  ----------------
Net Asset Value, Beginning
 of Period..................      $14.40     $ 14.81  $ 12.39  $11.24  $ 9.84       $10.00
                                  ------     -------  -------  ------  ------       ------
Income From Investment
 Operations
 Net Investment Income......        0.28        0.34     0.31    0.31    0.32         0.06
 Net Realized and Unrealized
  Gain (Loss) on
  Investments...............        0.40        0.04     2.47    1.21    1.40        (0.19)
                                  ------     -------  -------  ------  ------       ------
 Total from Investment
  Operations................        0.68        0.38     2.78    1.52    1.72        (0.13)
                                  ------     -------  -------  ------  ------       ------
Distributions
 Net Investment Income......       (0.20)      (0.33)   (0.31)  (0.30)  (0.32)       (0.03)
 Net Realized Gain..........       (1.01)      (0.46)   (0.05)  (0.07)    --           --
                                  ------     -------  -------  ------  ------       ------
 Total Distributions........       (1.21)      (0.79)   (0.36)  (0.37)  (0.32)       (0.03)
                                  ------     -------  -------  ------  ------       ------
Net Asset Value, End of
 Period.....................      $13.87     $ 14.40  $ 14.81  $12.39  $11.24       $ 9.84
                                  ======     =======  =======  ======  ======       ======
Total Return+...............        5.33%++     2.58%   22.82%  13.68%  17.80%       (1.30)%++
                                  ======     =======  =======  ======  ======       ======
Ratios and Supplemental Data
Net Assets, End of Period
 (Thousands)................      $1,704     $14,023  $12,697  $8,624  $5,334       $1,584
Ratio of Expenses to Average
 Net Assets.................        1.01%*      1.00%    1.00%   1.01%   1.04%        1.00%*
Ratio of Net Investment
 Income to Average Net
 Assets.....................        2.92%*      2.36%    2.29%   2.79%   3.30%        3.59%*
Portfolio Turnover Rate.....          11%         28%      20%     31%     31%           1%
Ratio of Voluntarily Waived
 Fees and Expenses Assumed
 by Affiliates to Average
 Net Assets.................        0.32%*      0.17%    0.22%   1.21%   2.63%       12.10%*
Ratio of Expenses to Average
 Net Assets Including
 Expense Offsets............        1.01%*      1.00%    1.00%   1.00%   1.00%         N/A

  * Annualized
 ** Commencement of Operations.
  + Total return would have been lower had Affiliates not waived and assumed certain expenses during the periods.
 ++ Not Annualized
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 NWQ BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                      Institutional Service Class Shares
                                -------------------------------------------------
                                  Six Months     Years Ended
                                    Ended        October 31,       January 22,
                                April 30, 1999 ----------------     1996*** to
                                 (Unaudited)    1998     1997    October 31, 1996
                                -------------- -------  -------  ----------------
Net Asset Value, Beginning of
 Period.......................     $ 14.37     $ 14.80  $ 12.37      $ 11.57
                                   -------     -------  -------      -------
Income From Investment
 Operations
 Net Investment Income........        0.17        0.29     0.26         0.21
 Net Realized and Unrealized
  Gain (Loss) on Investments..        0.49        0.02     2.47         0.78
                                   -------     -------  -------      -------
 Total from Investment
  Operations..................        0.66        0.31     2.73         0.99
                                   -------     -------  -------      -------
Distributions
 Net Investment Income........       (0.18)      (0.28)   (0.25)       (0.19)
 Net Realized Gain............       (1.01)      (0.46)   (0.05)         --
                                   -------     -------  -------      -------
 Total Distributions..........       (1.19)      (0.74)   (0.30)       (0.19)
                                   -------     -------  -------      -------
Net Asset Value, End of
 Period.......................     $ 13.84     $ 14.37  $ 14.80      $ 12.37
                                   =======     =======  =======      =======
Total Return+.................        5.15%++     2.10%   22.39%        8.60%++
                                   =======     =======  =======      =======
Ratios and Supplemental Data
Net Assets, End of Period
 (Thousands)..................     $20,097     $41,670  $41,421      $19,999
Ratio of Expenses to Average
 Net Assets...................        1.42%*      1.40%    1.40%        1.41%*
Ratio of Net Investment Income
 to Average Net Assets........        2.46%*      1.96%    1.89%        2.39%*
Portfolio Turnover Rate.......          11%         28%      20%          31%
Ratio of Voluntarily Waived
 Fees and Expenses Assumed by
 Affiliates to Average Net
 Assets.......................        0.39%*      0.16%    0.22%        0.99%*
Ratio of Expenses to Average
 Net Assets Including Expense
 Offsets......................        1.42%*      1.40%    1.40%        1.40%*

  * Annualized
*** Initial offering of Institutional Service Class shares.
  + Total return would have been lower had Affiliates not waived and assumed certain expenses during the periods.
 ++ Not Annualized
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          NWQ SPECIAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                               Selected Per Share Data & Ratios
                                 For a Share Outstanding Throughout Each Period

                                    Institutional                  Institutional Service
                                     Class Shares                      Class Shares
                         ------------------------------------ -------------------------------
                           Six Months                           Six Months
                             Ended                                Ended        November 7,
                         April 30, 1999  November 4, 1997**   April 30, 1999    1997*** to
                          (Unaudited)    to  October 31, 1998  (Unaudited)   October 31, 1998
                         -------------- --------------------- -------------- ----------------
Net Asset Value,
 Beginning of Period....    $ 10.01            $ 10.00            $ 9.96          $ 9.90
                            -------            -------            ------          ------
Income From Investment
 Operations
 Net Investment Income
  (Loss)................       0.02               0.02               --            (0.01)
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........       2.35              (0.01)             2.34            0.07
                            -------            -------            ------          ------
 Total from Investment
  Operations............       2.37               0.01              2.34            0.06
                            -------            -------            ------          ------
Distributions
 Net Investment Income..      (0.02)               --                --              --
 Net Realized Gain......      (0.05)               --              (0.05)            --
                            -------            -------            ------          ------
 Total Distributions....      (0.07)               --              (0.05)            --
                            -------            -------            ------          ------
Net Asset Value, End of
 Period.................    $ 12.31            $ 10.01            $12.25          $ 9.96
                            =======            =======            ======          ======
Total Return+...........      23.97%++            0.10%++          23.63%++         0.61%++
                            =======            =======            ======          ======
Ratios and Supplemental Data
Net Assets, End of
 Period (Thousands).....    $17,783            $14,167            $6,346          $5,001
Ratio of Expenses to
 Average Net Assets.....       1.19%*             1.16%*            1.59%*          1.56%*
Ratio of Net Investment
 Income (Loss) to
 Average Net Assets.....       0.32%*             0.42%*           (0.08)%*        (0.16)%*
Portfolio Turnover
 Rate...................         14%                23%               14%             23%
Ratio of Voluntarily
 Waived Fees and
 Expenses Assumed by
 Affiliates to Average
 Net Assets.............       0.48%*             0.82%*            0.48%*          1.98%*
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................       1.19%*             1.15%*            1.59%*          1.55%*

  * Annualized
 ** Commencement of Operations.
*** Initial offering of Institutional Service Class shares.
  + Total return would have been lower had Affiliates not waived and assumed certain expenses during the periods.
 ++ Not Annualized
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                    THE NWQ PORTFOLIOS
-------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

  UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The NWQ Balanced Portfolio and the NWQ Special Equity Portfolio (the "Portfolios"), portfolios of UAM Funds Inc., are diversified, open-end management investment companies. At April 30, 1999, the UAM Funds were composed of 44 active portfolios. The information presented in the financial statements pertain only to the Portfo-lios. The Portfolios currently offer two separate classes of shares--Institu-tional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Both classes of shares have identical voting rights (except Service Class shareholders have exclusive voting rights with respect to matters relat-ing to distribution and shareholder servicing of such shares), dividend, liq-uidation and other rights. The objectives of the Portfolios are as follows:

    NWQ Balanced Portfolio seeks consistent, above-average returns with min-imum risk to principal by investing primarily in a combination of invest-ment grade fixed income securities and common stocks of companies with above-average statistical value which are in fundamentally attractive in-dustries and which, in the Adviser's opinion, are undervalued at the time of purchase.

    NWQ Special Equity Portfolio seeks long-term capital appreciation by in-vesting primarily in the common stock and other equity securities of com-panies which, in the Adviser's opinion, are undervalued at the time of purchase and offer the potential for above-average capital appreciation.

  A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Generally accepted accounting principles may re-quire Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. Security Valuation: Investments for which market quotations are read-ily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the- counter, the market value is determined by using the average be-tween the last reported bid and last reported offer prices quoted on such day. Fixed income securities are stated on the basis of valuations pro-vided by brokers and/or a

UAM FUNDS                                                    THE NWQ PORTFOLIOS
-------------------------------------------------------------------------------

  pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in de-termining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Directors.

    2. Federal Income Taxes: It is each Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.

    3. Repurchase Agreements: In connection with transactions involving re-purchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued inter-est. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to deter-mine the adequacy of the collateral. In the event of default on the obli-gation to repurchase, each Portfolio has the right to liquidate the col-lateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, real-ization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.

    4. Distributions to Shareholders: Each Portfolio will distribute sub-stantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date. The Portfolio's distributions to shareholders may in-clude a return of capital received from the REITs as well as returns of capital attributed to distributions of other income for financial report-ing purposes which is not subject to taxation.

UAM FUNDS                                                    THE NWQ PORTFOLIOS
-------------------------------------------------------------------------------


    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

    Permanent book and tax basis differences relating to shareholder distri-butions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

    Permanent book-tax differences, if any, are not included in ending un-distributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

    5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be di-rectly attributed to a portfolio or share class are apportioned among the portfolios of the UAM Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated to each class of shares based upon their relative net assets. Custodian fees for the Portfolios are shown gross of expense offsets, if any, for custodian balance credits.

  B. Investment Advisory Services: Under the terms of an investment advisory agreement, NWQ Investment Management Company (the "Adviser"), a subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to each Portfolio for a monthly fee calculated at an annual rate of average daily net assets for the month as follows:

   NWQ Portfolios
   --------------
   Balanced............................................................... 0.70%
   Special Equity......................................................... 0.85

UAM FUNDS                                                    THE NWQ PORTFOLIOS
-------------------------------------------------------------------------------


  The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the total annual oper-ating expenses, after the effect of expense offset arrangements, from exceed-ing the following:

                                                Institutional   Institutional
   NWQ Portfolios                                Class Rate   Service Class Rate
   --------------                               ------------- ------------------
   Balanced....................................     1.10%            1.50%
   Special Equity..............................     1.25             1.65

  Effective March 1, 1999, the Adviser increased the expense limitations of the Portfolios'. Prior to March 1, 1999, the expense limitations were as fol-lows:

                                                Institutional   Institutional
   NWQ Portfolios                                Class Rate   Service Class Rate
   --------------                               ------------- ------------------
   Balanced....................................     1.00%            1.40%
   Special Equity..............................     1.15             1.55

  C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund ac-counting, dividend disbursing and transfer agent services to the Portfolios under a Fund Administration Agreement. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC provides certain services including administrative, and fund accounting services. The Administrator has entered into an Agency Agreement with DST Sys-tems, Inc. ("DST"), under which DST provides transfer agent and dividend-dis-bursing services. The Administrator has also entered into an agreement with UAM Shareholder Service Center, Inc. ("UAMSSC"), an affiliate of UAM, to serve as the shareholder-servicing agent for the UAM Funds.

  In exchange for administrative services, each Portfolio pays a five-part fee to the Administrator as follows:
  --Effective April 15, 1999, an annual base fee, which is retained by the Administrator, calculated at an annual rate equal to $14,500 for the first operational share class and $3,000 for each additional class.
  --A portfolio-specific monthly fee of 0.06% and 0.04% per annum of the av-erage daily net assets of the NWQ Balanced Portfolio and the NWQ Special Equity Portfolio, respectively, which is retained by the Administrator.
  --An annual base fee that the Administrator pays to CGFSC for its adminis-trative and fund accounting services calculated at an annual rate of no more

UAM FUNDS                                                    THE NWQ PORTFOLIOS
-------------------------------------------------------------------------------

    than $52,500 for the first operational share class; $7,500 for each ad-ditional operational share class; plus 0.039% of their pro rata share of the combined average net assets of the UAM Funds.
  --An annual base fee that the Administrator pays to DST for its services as transfer agent and dividend-disbursing agent equal to $10,500 for each operational share class.
  --An annual base fee that the Administrator pays to UAMSSC for its serv-ices as shareholder-servicing agent equal to $7,500 for the first opera-tional share class and $2,500 for each additional class.

  The Portfolios' also pay certain account and transaction fees and out-of-pocket expenses that may be based on the number of open and closed accounts, the type of account or the services provided to the account.

  For the six months ended April 30, 1999, the Administrator earned the fol-lowing amounts from the Portfolios' and paid the following to CGFSC and UAMSSC for their services:

                                        Administration Portion paid Portion paid
   NWQ Portfolios                            Fees        to CGFSC    to UAMSSC
   --------------                       -------------- ------------ ------------
   Balanced............................    $69,051       $39,478       $5,756
   Special Equity......................    $51,777       $28,878       $5,692

  D. Custodian: The Chase Manhattan Bank is custodian for the Portfolios' as-sets held in accordance with the custodian agreement.

  E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Distributor does not receive any fee or any other compensation with respect to the Portfolio.

  The Portfolio has adopted a Distribution and Service Plan (the "Plan") on behalf of the Service Class Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Service Class Shares may not incur distribution and service fees which exceed an annual rate of 0.75% of net as-sets of that class of shares, however, the Board has currently limited aggre-gate payments under the Plans to 0.50% per annum of the Service Class Share's net assets. Each Portfolio's Service Class Shares are currently making pay-ments for distribution fees at 0.15% of average daily net assets.

  In addition, the NWQ Portfolios' Service Class Shares pays service fees at an annual rate of 0.25% of the average daily value of Service Class Shares owned by clients of the Service Agents.

UAM FUNDS                                                    THE NWQ PORTFOLIOS
-------------------------------------------------------------------------------


  F. Account Services: The UAM Funds have entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. ("The Service Provider"), a wholly owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for partic-ipants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agree-ment, the Service Provider was entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services. The agreement was terminated effective January 1, 1999.

  The Service Provider has voluntarily agreed to waive a portion of its fees, if necessary, in order to keep the total annual operating expenses, after the effect of expense offset arrangements, from exceeding the following:

                                                        Institutional  Service
   NWQ Portfolios                                        Class Rate   Class Rate
   --------------                                       ------------- ----------
   Balanced............................................     1.00%        1.40%
   Special Equity......................................     1.15         1.55

  G. Directors' Fees: Each Director, who is not an officer or affiliated per-son, receives $2,000 per meeting attended plus reimbursement of expenses in-curred in attending Board meetings which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each ac-tive portfolio of the UAM Funds.

  H. Purchases and Sales: For the six months ended April 30, 1999, purchases and sales of investment securities other than long-term U.S. Government secu-rities and short-term securities were:

   NWQ Portfolios                                         Purchases     Sales
   --------------                                         ---------- -----------
   Balanced.............................................. $2,134,045 $24,418,133
   Special Equity........................................ $2,811,241 $ 3,018,911

  Purchases and sales of long-term U.S. Government securities were approxi-mately $1,058,500 and $7,062,188, respectively for NWQ Balanced Portfolio. There were no purchases or sales of long-term U.S. Government securities for NWQ Special Equity Portfolio.

  I. Line of Credit: The Portfolios, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to par-ticipate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capi-tal shares. Interest is

UAM FUNDS                                                    THE NWQ PORTFOLIOS
-------------------------------------------------------------------------------

charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is ac-crued by each participating portfolio based on its average daily unused por-tion of the line of credit. During the period ended April 30, 1999, the Port-folios had no borrowings under the agreement.

  J. Capital Share Transactions: Transactions in capital shares for the Port-folios, by class, were as follows:

                                  Institutional        Institutional Service
                                  Class Shares             Class Shares
                             ------------------------ ------------------------
                             Six Months               Six Months
                                Ended        Year        Ended        Year
                              April 30,      Ended     April 30,      Ended
                                1999      October 31,    1999      October 31,
                             (Unaudited)     1998     (Unaudited)     1998
                             -----------  ----------- -----------  -----------
NWQ Balanced Portfolio:
Shares Issued...............    211,114     500,335      101,853     500,182
In Lieu of Cash
  Distributions.............     74,741      50,645      252,436     144,446
Shares Redeemed............. (1,137,013)   (434,062)  (1,801,634)   (543,887)
                             ----------    --------   ----------    --------
Net Increase from Capital
  Share Transactions........   (851,158)    116,918   (1,447,345)    100,741
                             ==========    ========   ==========    ========

                                    Institutional           Institutional
                                    Class Shares        Service Class Shares
                               ----------------------- -----------------------
                               Six Months              Six Months
                                  Ended    November 4     Ended    November 7,
                                April 30,   1997* to    April 30,   1997** to
                                  1999     October 31,    1999     October 31,
                               (Unaudited)    1998     (Unaudited)    1998
                               ----------- ----------- ----------- -----------
NWQ Special Equity Portfolio:
Shares Issued.................   114,572    1,452,726     33,084     544,632
In Lieu of Cash
  Distributions...............     9,749                   2,611
Shares Redeemed...............   (95,468)     (36,962)   (19,738)    (42,698)
                                 -------    ---------    -------     -------
Net Increase from Capital
  Share Transactions..........    28,853    1,415,764     15,957     501,934
                                 =======    =========    =======     =======

 * Commencement of operations.
** Initial offering of Institutional Service Class Shares.

UAM FUNDS                                                    THE NWQ PORTFOLIOS
-------------------------------------------------------------------------------


  At April 30, 1999, the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate total shares out-standing for each Portfolio was as follows:

                                                            No. Of         %
   NWQ Portfolios                                        Shareholders  Ownership
   --------------                                        ------------- ---------
   Balanced-Institutional Class.........................        4         77%
   Balanced-Institutional Service Class.................        4         98%
   Special Equity Institutional Class...................        2         77%
   Special Equity Institutional Service Class...........        3         86%

UAM FUNDS                                                     THE NWQ PORTFOLIOS
--------------------------------------------------------------------------------

Officers and Directors

Norton H. Reamer                        William H. Park
Director, President and Chairman        Vice President


John T. Bennett, Jr.                    Michael E. DeFao
Director                                Secretary


Nancy J. Dunn                           Gary L. French
Director                                Treasurer


Philip D. English                       Robert R. Flaherty
Director                                Assistant Treasurer


William A. Humenuk                      Michael J. Leary
Director                                Assistant Treasurer


James P. Pappas                         Michelle Azrialy
Director                                Assistant Secretary

Peter M. Whitman, Jr.
Director
--------------------------------------------------------------------------------

UAM Funds
P.O. Box 419081
Kansas City, MO 64141-6081
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
NWQ Investment Management Company
2049 Century Park East, 4th Floor
Los Angeles, CA 90067

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110
                                          This report has been prepared for
                                          shareholders and may be distributed
                                          to others only if preceded or
                                          accompanied by a current prospectus.